THE MEXICO
                                     EQUITY
                                   AND INCOME
                                   FUND, INC.






                                  ANNUAL REPORT
                                  JULY 31, 1998




                            ADVANTAGE ADVISERS, INC.

                     The Mexico Equity and Income Fund, Inc.



                                                              September 10, 1998
Dear Fund Shareholder,

We are pleased to provide you with the audited financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund") for the fiscal year ended July 31, 1998. Over the past year, the U.S. dollar net asset value (NAV) of the Fund fell 18.8%, after considering reinvestment of dividends distributed. The Fund's market price closed on the New York Stock Exchange at $7.75 per share on July 31, 1998. By way of reference, during the fiscal year ended July 31, 1998, the Bolsa Index fell 26.6% in U.S. dollar terms. The market value total return for the year ended July 31,1998 was negative 26.2%.

The Asian financial crisis, capital outflows, fluctuating oil prices and rising interest rates during the fiscal year ended July 31, 1998 contributed to an unusually turbulent market. Despite these factors, the Fund outperformed its peer group universe and, by reference, the equity oriented Bolsa index for the fiscal year ended July 31, 1998. The Fund's Mexican Investment Adviser, Acci Worldwide, S.A de C.V. ("the Investment Adviser") has pursued a defensive investment strategy by increasing the Fund's allocation to fixed income securities, moderating the Fund's equity exposure. The Fund's three largest sectors at the year-end were Food, Beverage and Tobacco; Communications; and Industrial Conglomerates. The Investment Adviser believes that these sectors will produce solid returns through the end of the calendar year 1998. The Investment Adviser will continue to invest in domestically focused companies believing that these companies provide the best prospects for growth.

Even though the Mexican market remains volatile, the Investment Adviser is cautiously optimistic about the success of the investment strategy of the Fund. The short-term prospects for the Mexican market may continue to be difficult, but the long-term growth prospects remain strong. The Fund remains an attractive alternative for investors to diversify their assets, while remaining invested in emerging markets. Thank you for your continued support.

Sincerely,


/s/ ALAN RAPPAPORT

Alan Rappaport
Chairman

Report of the Mexican Adviser            The Mexico Equity and Income Fund, Inc.
Annual Report For The Year Ended July 31, 1998

Mexico's Economic Outlook

The Mexican economy grew at a rate of 6.3% during the fiscal year ended July 31, 1998. This economic growth surpassed expectations forecasted early in 1997. In response to growing uncertainty in the global financial markets and declining oil prices, Mexico implemented three budget cuts equal to 1.0% of GDP. Due to these budget cuts, the projected growth rate for 1998 was reduced from 5.7% to 4.5%. In spite of this deceleration of the Mexican economy, its 1998 growth rate continues to be one of the strongest throughout Latin America.

The Mexican Peso remained stable from July through September 1997. However, an adverse international financial environment and its effects on emerging markets resulted in a decline of 15.0% for the Mexican Peso versus the US Dollar from October 1997 through July 1998. In addition, the projected Peso value through December 1998 has been lowered from 8.5 to 9.3 Pesos per US Dollar. Interest rates increased from 18.4% to 20.2% during the fiscal year ended July 31, 1998. Interest rates reached a high of 20.9% in October 1997, as a result of the Asian financial crisis, and 21.5% in March 1998, after the Mexican government implemented a more restrictive monetary policy.

Other economic factors modified during the first half of 1998 included: Mexico's current account deficit increased from 2.6 % to 3.5% of GDP, Mexico's fiscal deficit increased from 1.3% to 1.5% of GDP and inflation increased from 12.9% to an expected range of 13.9% - 14.3%.

The Mexican Stock Market

The negative market environment during the past year overwhelmed the generally positive operating results which drove the Bolsa Index down over 26.0%. Many macro factors affected the Mexican market including oil price volatility, capital outflow, and the Asian crisis. The onset of the Asian financial crisis resulted in an abrupt capital outflow from emerging markets to US Treasury bonds. At the beginning of 1998, falling oil prices aggravated the situation for those emerging countries, like Mexico, whose federal budgets rely on oil price stability. In the case of Mexico, the assumed oil price in the federal budget decreased from US$ 15.50 to US$ 11.50 per barrel.

--------------------------------------------------------------------------------

Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance.

Tracking the Fund's NAV

The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.

--------------------------------------------------------------------------------

Overall, companies listed on the Bolsa Index provided satisfactory operating results for the year, with an overall increase of 10.0% in sales and 21.0% increase in operating profits. The sectors with the best results had a domestic orientation. However, the increase in the cost of capital, due to the rise in interest rates and devaluation of the Peso, has resulted in a 12.0% reduction in net earnings overall for companies listed on the Mexican market. The impact on these companies' balance sheets has been dramatic, as two-thirds of total liabilities are in U.S. Dollars, while most of their assets are in Mexican Pesos.

Fund's Performance

For the fiscal year ended July 31, 1998, the Fund's net asset value (NAV) decreased 18.8%, after considering reinvestment of dividends distributed. By reference, the Fund outperformed the Bolsa Index, which decreased 26.6%, for the year. During the period, the Fund's asset allocation shifted, with its equity stock exposure decreasing from 88.8% to 75.6%, while bonds and Mexican Treasury bill exposure increased from 11.2% to 24.4%.

Some of the main factors that contributed to the Fund's performance were active asset allocation in Mexican fixed income securities, which prevented greater losses and helped control volatility. In addition, equity investments in entertainment, steel, specialty stores, and retailing impacted positively on the Fund's performance. However, investments in Industrial Conglomerates, Cement, and Financial Groups directly contributed to the negative performance of the Fund.

Portfolio Strategy

As of September 1997, the Fund maintained an average 89.0% equity exposure, taking advantage of a relatively strong market supported by favorable economic conditions and continued capital inflows. Recognizing the increased need for liquidity, the Investment Adviser then lowered the equity stock exposure from 88.9% in November to 74.7% by December 1997.

During the second and third quarters of the fiscal year 1998, the Investment Adviser continued to maintain a large exposure to fixed income. The Fund maintained an average fixed income exposure of 25.0%. The fixed income exposure had declined to 6.7% at the time of the shareholders' distribution of about 26.0% of net assets at that time. During the last half of the fiscal year ended July 31, 1998, the Fund maintained an exposure in fixed income securities ranging from 20.5% to 24.4% at July 31,1998.

Outlook

Despite solid operating reports during the second quarter of 1998, the Investment Adviser expects Mexican market volatility to continue due to uncertainties involving global asset reallocation prompted by the current Asian financial crisis and world oil prices. As a consequence, domestic issues such as a widening current account deficit and the pending issue of Fobaproa (agreement on the banking system bailout package) have kept investors out of the Mexican market.

During the fiscal year ended July 31, 1998, there has been unprecedented worldwide instability. Consequently, The Mexico Equity and Income Fund, Inc. will continue a defensive investment strategy allocating a portion of total net assets to fixed income securities and convertible bonds, which should help to minimize capital losses. However, the Investment Adviser firmly believes that a time of crisis is also a time for opportunities, if liquid fixed income investments are available. The Investment Adviser will gradually trade a portion of fixed income into equities, as we believe that buying oversold companies with strong balance sheets should prove to be beneficial in the long-term. While timing the return of the equity markets will be difficult, it is important to remember that Mexico has strengthened its macro-economic performance and has made significant progress in structural reforms that will help the country, in response to this instability, with appropriate strategies and mechanisms. In addition, the Investment Adviser is confident that Mexico's commitment to maintain a strict monetary and fiscal policy, despite the current volatility, will recapture equity investors. The Investment Adviser firmly believes that Mexico will be in a better position than other countries after this international instability is over and that this will be reflected in a strong recovery of the Mexican stock market.

Review of Key Economic Sectors

Food, Beverage and Tobacco

Food companies registered positive results for the fiscal year ended July 31, 1998. Their strength is in the domestic market and, therefore, they benefit from the consumption recovery, which is expected to show growth of 4.6% in 1998 vs. 6.3% in 1997. The trend for some companies in this sector has been to diversify income by investing outside of Mexico and by increasing exports, which may continue throughout 1998.

The soft drink sector performed well during the fiscal year ended July 31, 1998, due in part to considerable cost control efforts. Other contributing factors include: a stronger financial structure, operating improvements, recovery in consumers' spending power, and stability in raw material prices. The Investment Adviser expects positive results from the soft drink sector during the last half of 1998 and expects volume and sales will grow 16.0% and 15.0%, respectively, in 1998.

The beer industry also showed production improvements and strong export growth. The Investment Adviser expects domestic beer volume to grow 2.3% in 1998, with export volumes increasing 14.8%.

During the fiscal year ended July 31, 1998, the Food, Beverage and Tobacco sector weighting was decreased from 18.4% to 16.0%.

Communications

The recent growth of the telecommunications industry in Mexico has brought a significant increase of investments to the Mexican market. The communications sector has grown at an annual average rate of 5.1% over the last ten years, 1.5 times more than the rest of the Mexican economy. This sector represents approximately 10.0% of the Mexican economy, a substantial increase from the 1980's.

During the first half of 1998, this sector grew 8.2% year-over-year versus the Mexican economy's growth of 5.4%. The Investment Adviser believes this sector will grow 7.0% for 1998 and projects a growth rate of 4.5% for 1999. During the fiscal year ended July 31, 1998, the sector weighting was increased from 5.8% to 15.4%.

Industrial Conglomerates

The Asian financial crisis has had a negative impact on commodity prices and as a result, industrial conglomerate share prices have dropped. Chemical producers were hit hard; however, steel, auto parts, and domestic-oriented divisions continued to post positive results. The Investment Adviser believes the negative impact from the crisis may be minimized if the government maintains its commitment to a strict monetary policy and fiscal tightening. During the fiscal year ended July 31, 1998, the sector weighting decreased from 16.7% to 14.4%.

As a result of the Asian financial crisis, the steel industry faced a weak and highly competitive global market. However, the domestic market remained strong with companies continuing to operate close to full capacity and benefiting from a better sales mix. The Investment Adviser does not expect domestic production to experience any significant slowdown and projects that domestic demand will increase 10.0% in 1998.

The auto parts sector posted positive results during the fiscal year ended July 31, 1998, due to the strength of the Mexican automotive industry, the signing of new contracts, and OEM's (Original Equipment Manufacturer) aggressive expansion plans in Mexico. The Investment Adviser expects increases in automotive production of 5.0%, domestic demand of 25.0%, and exports of 1.0% in 1998.

Chemicals and mining experienced continued sales declines and operating losses due to the downward trend in metal prices. Prices of many petrochemical products remain low due to oversupply and intensifying competition overseas. The Investment Adviser expects that the majority of metal and petrochemical prices will remain depressed over the next two years.

Top Ten Holdings as of July 31, 1998

Telefonos de Mexico, S.A. de C.V. --  9.0% of the Fund's total investments

Telmex is the second largest company in Mexico after Pemex-Exploration. It is the only Mexican company that offers integral telecommunication services at the national level, including local, long distance, data transmission, cellular, and paging services. Currently, 80% of the total active lines in Mexico (9.563 million) use Telmex as their long distance carrier. In August of 1997, a Telmex joint venture with Sprint won US Federal Communications Commission approval to offer long distance service between the US and foreign countries. The joint venture will target the US Hispanic population, totaling approximately 18 million people, with special billing systems.

Telmex's cost and expense controls have enabled it to maintain high operating margins. The Investment Adviser expects these margins to be maintained at approximately 54.5% for the next two years. Local service showed positive results in 1997 due to local service tariff increases. During 1997, local rates reached 1994 pre-crisis levels and in 1998 they are expected to grow approximately 12%. Telmex's annual sales totaled US$ 8.3 billion and its market capitalization totaled US$ 19.6 billion.

Fomento Economico Mexicano S.A. de C.V. -- 6.2% of the Fund's total investments Femsa is Mexico's leading soft drink company and second largest beer company. The company has four divisions: beer (Femsa), 41% of total sales; soft drinks
(KOF), 38% of total sales; convenience stores (Oxxo), 13% of total sales; and packaging (Femsa), with 18% of total sales (-10% consolidation of inter-companies operations).

The beer division has a 44% domestic market share. In April 1998, John Labbat, the second largest beer company in Canada, increased its ownership of the beer division's shares in Mexico from 22% to 30%. Femsa owns 51% of KOF, which has the largest Coca-Cola franchise in Mexico. Coca-Cola Co. has a 30% share of KOF's capital and covers the highly populated markets of the valley of Mexico (including Mexico City), and the southeast with 13 bottling plants. Femsa's annual sales totaled US$ 3.4 billion and its market capitalization is US$ 3.5 billion.

Grupo Modelo S.A. de C.V. -- 4.8% of the Fund's total investments

GModelo is the leading producer of beer in Mexico, and its production accounts for 56% of the national market, as well as 83.6% of exports. Exports represent 21.4% of sales. GModelo produces 10 brands of beer, including Corona (the leading beer on the Mexican market), GModelo Especial, Victoria, and Pac'fico. The company is integrated in the production of raw materials and containers, which guarantees all the stages of the production process. Currently GModelo has eight plants and 42,500 employees. In June 1993, Femsa became associated with the largest beer group in the world, Anheuser-Bush, which currently holds 35.1% of GModelo and 10% of Diblo. GModelo maintains a solid financial structure with no debt. The company has total annual sales of US$ 2.1 billion and its market capitalization is US$ 7.3 billion.

Grupo Carso S.A. de C.V. -- 4.5% of the Fund's total investments

GCarso is a Mexican holding company that operates through consolidated subsidiaries and associated companies principally in the following sectors: automotive, construction, retail, mining and metallurgy, and telecommunications cable. GCarso operates in businesses that are less cyclical and are focused on the domestic market.

Mr. Carlos Slim, Chairman of the Board of GCarso, has a solid reputation for acquiring undervalued assets and turning around distressed companies. He has a record of increasing returns for investors through implementing efficient operations in newly acquired companies. GCarso announced the creation of a new subsidiary that will initially consist of Sanborns and of 85% of the shares of Sears de Mexico, which was bought by the company in April 1997 from its parent company, Sears, Roebuck and Co. GCarso has total annual sales of US $3.9 billion and its market capitalization is US$ 3.9 billion.

Cifra S.A. de C.V. -- 3.9% of the Fund's total investments

Cifra is the main commercial chain in Mexico with a market share of 30.3%. It has a total of 397 stores, of which 187 are self-service stores, 38 are department stores, and 172 are restaurants. The company maintains a strong balance sheet, is well managed, and has the second-highest operating margin of all Mexican retailers.

In 1991, Cifra formed a partnership with Wal-Mart Stores, Inc. to open wholesale clubs in Mexico. In May 1992, this partnership expanded to include newly opened self-service stores and specialty restaurants. In June 1997, Cifra announced an agreement with Wal-Mart Stores, Inc. to merge their joint venture companies into Cifra holding. Finalized in July of 1997, the agreement gave Wal-Mart a majority controlling share of Cifra. In addition, the company announced on December 17, 1997 an increase in stockholders' equity of the new V series, which were given to all the stockholders of the corporation free of payment. The dividend, in shares, represents an 11.6% increase in stockholders' holding. During 1997, Cifra increased its installed capacity by 10% and it expects to increase capacity further by 15%-20% in 1998. Cifra's annual sales totaled US$ 5.1 billion and its market capitalization is US$ 7.2 billion.

Grupo Televisa S.A. -- 3.7% of the Fund's total investments

Grupo Televisa is the largest media company in the Spanish-speaking world, and is a significant factor in the international entertainment business. Grupo Televisa has interests in television (production and broadcasting), radio, music recording, cable television, as well as sports promotion, feature film production, paging services and dubbing.

In 1995, Grupo Televisa, along with three other major broadcasters, launched SKY, a direct-to- home television service. As of June 1998, SKY had 187,000 subscribers in Mexico. The break-even level for SKY is 500,000 subscribers. The company expects to benefit both from the revenue generated from Direct T.V. Home subscribers as well as from programming sales. Grupo Televisa has total annual sales of US$ 1.8 billion and its market capitalization is US$ 5.4 billion.

Grupo Tribasa S.A. de C.V. --  2.9% of the Fund's total investments

Grupo Tribasa is a construction company that builds and operates large scale infrastructure projects. It has developed highway construction and concession projects outside Mexico, mainly toll roads in Chile. Tribasa's other projects include tunnels, drainage systems, railway lines, airport runways, dams, bridges, ports, water distribution systems, industrial and waste treatment plants, and car parks. In addition, Tribasa makes and sells aggregates and other material for construction and prefabricated concrete components.

In December 1997, Tribasa had a capital investment recovery loss due to failure of private toll operators to pay debts owed. As a result, the Mexican government initiated a highway rescue program assuming the concessions for the toll operators. As compensation, the government will pay Tribasa in inflation-adjusted bonds with maturities of 5 to 15 years. In addition, on June 30, 1998, Tribasa won a concession for 50 years for the operation of the Southeast Railroad in Mexico. Tribasa has total annual sales of US$ 527 million and its market capitalization is US$ 524 million.

Internacional de Ceramica S.A. de C.V. -- 2.6% of the Fund's total investments

Ceramica is the largest North American ceramic tile producer. It manufactures a wide range of enameled ceramic tile for floors and walls. It is also the Mexican market leader, with a total share of 23% in floor and wall coverings. In Mexico, Ceramica sells its products through franchises located in various states. In the US, it distributes products through a network of 13 company owned stores called Ceramic Tile International (CTI), independent distributors, and its new partner's Dale-Tile stores. Its main competitors are Porcelanite, a subsidiary of Grupo Carso; Vitromex, a subsidiary of GISSA; and Lamosa. At present, Ceramica has four plants; three are located in the city of Chihuahua and one is in Garland, Texas. They have a combined annual production capacity of 23.2 million square meters and are currently producing at 100% capacity. Ceramica has total annual sales of US$ 209 million and its market capitalization is US$ 70 million.

Cemex, S.A. de C.V. -- 2.6% of the Fund's total investments

Cemex is the world's third largest producer of cement, ready-mix concrete, and aggregates with an annual installed capacity of 50.1 million metric tons. Based in Monterrey City, Mexico, the company leads the Mexican cement market. It also has major operations in Spain, Venezuela, the United States, and Colombia, and smaller operations in Panama, the Dominican Republic, and the Philippines. In addition, Cemex is the leading cement trader in the world with clients in more than 60 countries. The company's administration is recognized for its efficiency, aggressiveness and experience, and it is considered to be the lowest cost cement producer in the world. Cemex has total annual sales of US$ 4.2 billion and, its market capitalization is US$ 4.7 billion.

Corporacion Interamericana de Entretenimiento, S.A. de C.V. -- 2.4% of the Fund's total investments

CIE is Mexico's leading company in the organization and promotion of live events. CIE's activities cover almost every business related to live entertainment, including the presentation of local and international stars, the organization of fairs and exhibitions, the presentation of operas and the operation of amusement parks. All these interests are complemented by marketing through Ticketmaster and advertising sponsors. This fully integrated structure allows the company to obtain higher margins than industry competitors. CIE is now entering the South American market where it plans to replicate the business structure it has in Mexico. In January 1998, CIE acquired a 75% stake in Argentina's Rock & Pop, another company dedicated to the promotion of music stars. CIE has recently been awarded the concession to operate Mexico City's racehorse track, and it plans to build an entire leisure and business complex. CIE has total annual sales of US$ 135 million and its market capitalization is US$ 471 million.


Respectfully,



/s/ M. EUGENIA PICHARDO

M. Eugenia Pichardo
Acci Wordwide, S.A. de C.V.
Mexican Investment Adviser

--------------------------------------------------------------------------------

Amendment to Bylaws of the Fund

The Board of Directors of the Fund, at its meeting held onJune 5, 1998, as reconvened on June 30, 1998, approved an amendment to the Fund's Bylaws which requires that stockholders of the Fund provide advance notice to the Fund should such stockholder desire to present a proposal at a stockholders' meeting. The Fund issued a press release announcing this amendment to the Fund's Bylaws and filed an amendment to its registration statement for the purpose of filing the Amended and Restated Bylaws on July 22, 1998.

Year 2000 Processing Issue

Many computer programs employed throughout the world use two digits rather than four to identify the year. these programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

--------------------------------------------------------------------------------

Schedule of Investments                  The Mexico Equity and Income Fund, Inc.
July 31, 1998

Number                                                                               Percent
of Shares             Security                                                     of Holdings           Value
-------------------------------------------------------------------------------------------------------------------
                 MEXICO                                                              99.90%

-------------------------------------------------------------------------------------------------------------------
                 COMMON  STOCKS                                                      75.62%
-------------------------------------------------------------------------------------------------------------------

                 Cement                                                               6.60%
  330,000        Apasco, S.A. de C.V. ....................................................          $     1,689,748
  849,000        Cemex, S.A. .............................................................                3,129,647
2,269,980        Internacional de Ceramica, S.A. de C.V. + ...............................                3,148,723
                                                                                                    ---------------
                                                                                                          7,968,118
                                                                                                    ---------------

                 Communications                                                      15.29%
2,123,000        Biper, S.A. de C.V. B + .................................................                  773,081
  126,800        Grupo Televisa S.A. ADR + ...............................................                4,469,700
  168,500        Telefonos de Mexico, S.A. de C.V. ADR ...................................                8,393,406
1,000,000        Telefonos de Mexico, S.A. de C.V. L .....................................                2,487,395
3,004,000        TV Azteca, S.A. de C.V.                                                                  2,335,884
                                                                                                    ---------------
                                                                                                         18,459,466
                                                                                                    ---------------

                 Computers                                                            0.17%
  482,000        Acer Computec Latino America, S.A. de C.V. + ............................                  210,622
                                                                                                    ---------------

                  Construction                                                        6.33%
1,794,000        Consorcio Hogar, S.A. de C.V. B + .......................................                1,656,309
  450,000        Corporacion Geo, S.A. de C.V. B + .......................................                2,450,420
  714,900        Grupo Tribasa S. A. de C.V. ADR + .......................................                3,529,819
                                                                                                    ---------------
                                                                                                          7,636,548
                                                                                                    ---------------

                 Entertainment                                                        2.41%
1,000,000        Corporacion Interamericana de Entretenimiento, S.A de C.V. L + ..........                2,913,165
                                                                                                    ---------------

                 Financial Groups                                                     0.56%
2,000,000        Grupo Financiero GBM Atlantico, S.A. de C.V. B +** ......................                  672,269
                                                                                                    ---------------


                 Food, Beverage and Tobacco                                          15.89%
  121,200        Fomento Economico Mexicano, S.A. de C.V. B. ADR .........................                3,757,200
1,226,000        Fomento Economico Mexicano, S.A. de C.V. UBD ............................                3,756,986
1,080,000        Grupo Industrial Bimbo, S.A. de C.V. A ..................................                2,202,353
  642,000        Grupo Modelo, S.A. de C.V. C. ...........................................                5,761,815
2,769,000        Pasteleria Francesa, S.A. de C.V. .......................................                  983,499
1,295,000        Pepsi Gemex, S.A. de C.V. ...............................................                2,727,843
                                                                                                    ---------------
                                                                                                         19,189,696
                                                                                                    ---------------

Schedule of Investments(continued)       The Mexico Equity and Income Fund, Inc.
July 31, 1998

Number                                                                               Percent
of Shares             Security                                                     of Holdings           Value
-------------------------------------------------------------------------------------------------------------------
                 Industrial Conglomerates                                            14.36%
3,170,000        Accel, S.A. de C.V. B+ ..................................................          $       443,978
9,461,626        Accel, S.A. de C.V. C+ ..................................................                1,293,354
  421,000        Desc Sociedad de Fomento Industrial, S.A. de C.V. A .....................                2,264,202
   51,000        Desc Sociedad de Fomento Industrial, S.A. de C.V. B .....................                  304,000
1,268,000        Grupo Carso, S.A. de C.V. A1 ............................................                5,398,767
5,649,000        Grupo Empresarial Privado Mexicano, S.A. de C.V. B+ .....................                2,519,106
1,732,000        Grupo Imsa, S.A. de C.V. UBC ............................................                2,581,020
  287,000        Grupo Industrial Alfa, S.A. A ...........................................                1,154,431
  344,000        Grupo Industrial Sanluis, S.A. de C.V. ..................................                1,379,854
                                                                                                    ---------------
                                                                                                         17,338,712
                                                                                                    ---------------

                 Paper Products                                                       0.14%
   58,000        Kimberly Clark de Mexico, S.A. de C.V.A .................................                  168,964
                                                                                                    ---------------


                 Retailing                                                            6.15%
2,557,000        Cifra, S.A. de C.V. C+ ..................................................                3,724,482
  613,519        Cifra, S.A. de C.V. V+ ..................................................                  928,012
1,680,000        Controladora Comercial Mexicana, S.A. de C.V. ...........................                1,411,765
  419,000        Organizacion Soriana S.A. de C.V. B .....................................                1,359,109
                                                                                                    ---------------
                                                                                                          7,423,368
                                                                                                    ---------------

                 Specialty Stores                                                     4.14%
  839,000        Dermet de Mexico, S.A. de C.V. B+ .......................................                  404,224
  378,000        Grupo Comercial Gomo, S.A. de C.V.+ .....................................                  689,506
3,569,000        Grupo Elektra, S.A. de C.V. .............................................                2,703,242
2,827,000        Nacional de Drogas, S.A. de C.V. L ......................................                1,203,653
                                                                                                    ---------------
                                                                                                          5,000,625
                                                                                                    ---------------

                 Steel                                                                0.25%
  106,000        Hylaamex, S.A. de C.V.B .................................................                  307,608
                                                                                                    ---------------


                 Textile                                                              3.33%
2,755,000        Grupo Covarra, S.A. de C.V.+ ............................................                2,586,768
3,986,000        Hilasal Mexicana, S.A. de C.V. A+ .......................................                1,433,620
                                                                                                    ---------------
                                                                                                          4,020,388
                                                                                                    ---------------

                 TOTAL COMMON STOCKS (Cost $112,288,260)                                                 91,309,549
                                                                                                    ---------------

Schedule of Investments (continued)      The Mexico Equity and Income Fund, Inc.
July 31, 1998

Par Value                                                                        Percent
(000)                 Security                                                  of Holdings              Value
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                      CONVERTIBLE DEBENTURES                                          7.58%
-------------------------------------------------------------------------------------------------------------------
MXP     24,113        Grupo Financiero Bancomer 26.453%, 05/16/02* .......................          $     2,958,340
MXP     32,731        Corporacion Interamericana Entratenimiento 12.00%,  06/06/99 .......                6,197,803
                                                                                                    ---------------

                      TOTAL CONVERTIBLE DEBENTURES (Cost $8,459,383)                                      9,156,143
                                                                                                    ---------------

-------------------------------------------------------------------------------------------------------------------
                      INFLATION INDEXED BOND                                          4.91%
-------------------------------------------------------------------------------------------------------------------

MXP     38,180        Vitro, S.A. 13.00%,  12/07/99 ......................................                5,934,405
                                                                                                    ---------------

                      TOTAL INFLATION INDEXED BOND (Cost $4,959,549)                                      5,934,405
                                                                                                    ---------------

-------------------------------------------------------------------------------------------------------------------
                      MEXICAN GOVERNMENT BONDS                                        2.08%
-------------------------------------------------------------------------------------------------------------------

MXP      9,859        Bono de Desarrollo del Gobierno Federal 21.88%, 12/14/00* ..........                1,104,661
MXP     12,531        Bono de Desarrollo del Gobierno Federal 20.95%, 01/18/01* ..........                1,403,989
                                                                                                    ---------------

                      TOTAL MEXICAN GOVERNMENT  BONDS (Cost $2,628,143)                                   2,508,650
                                                                                                    ---------------

-------------------------------------------------------------------------------------------------------------------
                      SHORT-TERM OBLIGATIONS                                          9.71%
-------------------------------------------------------------------------------------------------------------------

                      COMMERCIAL PAPER                                                2.49%
$ 3,000               Cemex S.A. de C.V. 6.80%, 08/31/98 .................................                2,999,993
                                                                                                    ---------------

                      TOTAL COMMERCIAL PAPER (Cost $2,999,993)                                            2,999,993
                                                                                                    ---------------


                      PROMISSORY NOTES                                                7.22%
MXP     40,000        Grupo Financiero Serfin S.A. de 19.50%, 08/03/98 ...................                4,481,793
MXP     37,820        Nacional Financiero S.A. de C.V. 19.50%, 08/03/98 ..................                4,237,557
                                                                                                    ---------------

                      TOTAL PROMISSORY NOTES (Cost $8,719,350)                                            8,719,350
                                                                                                    ---------------


                      TOTAL SHORT-TERM OBLIGATIONS (Cost $11,719,343)                                    11,719,343
                                                                                                    ---------------


                      TOTAL MEXICO (Cost $140,054,678)                                                  120,628,090
                                                                                                    ---------------

Number                                                                               Percent
of Shares             Security                                                     of Holdings           Value
-------------------------------------------------------------------------------------------------------------------
                      UNITED STATES                                                   0.10%
-------------------------------------------------------------------------------------------------------------------
                      SHORT-TERM OBLIGATIONS                                          0.10%
-------------------------------------------------------------------------------------------------------------------

       118,887        Temporary Investment Fund, Inc.  - Temp Cash Portfolio .............          $       118,887
                                                                                                    ---------------

                      TOTAL SHORT-TERM OBLIGATIONS  (Cost $118,887)                                         118,887
                                                                                                    ---------------

                      TOTAL UNITED STATES  (Cost $118,887)                                                  118,887
                                                                                                    ---------------

                      TOTAL INVESTMENTS (Cost $140,173,565)***                      100.00%         $   120,746,977
                                                                                                    ===============

---------------------------
Footnotes and Abbreviations

+    Non-income producing securities.
*    Variable rate security. Interest rate represents rate at July 31, 1998.
**   At  fair  value  as  determined  under  the  supervision  of the  Board  of
     Directors.
***  Aggregate cost for Federal income tax purposes is $142,087,085.
     The  aggregate  gross  unrealized   appreciation   (depreciation)  for  all
     securities is as follows:

     Excess of market value over tax cost                                                           $     4,439,109
     Excess of tax cost over market value                                                               (25,779,217)
                                                                                                    ---------------
                                                                                                    $   (21,340,108)
                                                                                                    ===============

MXP  Mexican Pesos
ADR  American Depository Receipt


See accompanying notes to financial statements.

Statement of Assets and Liabilities      The Mexico Equity and Income Fund, Inc.
July 31, 1998

Assets
Investments, at value (Cost $140,173,565) .....................................   $ 120,746,977
Foreign currency holdings (Cost $7,974) .......................................           7,966
Receivables:
    Interest (net of withholding tax of $10,309) ..............................         243,137
    Maturities ................................................................       8,715,802
    Securities sold ...........................................................         242,339
Prepaid expenses ..............................................................          91,425
                                                                                  -------------
    Total Assets ..............................................................     130,047,646
                                                                                  -------------

Liabilities
Payable for securities purchased ..............................................       9,718,567
Due to Mexican Adviser ........................................................          55,176
Due to Co-Adviser .............................................................          42,443
Due to Administrator ..........................................................          21,222
Accrued expenses ..............................................................          62,130
                                                                                  -------------
    Total Liabilities .........................................................       9,899,538
                                                                                  -------------


Net Assets ....................................................................   $ 120,148,108
                                                                                  =============



Net Asset Value per Share ($120,148,108/11,825,273) ...........................   $       10.16
                                                                                  =============




Net assets consist of:
Capital stock, $0.001 par value; 11,825,273 shares issued and outstanding
    (100,000,000 shares authorized) ...........................................   $      11,825
Paid-in capital ...............................................................     131,288,786
Undistributed net investment income ...........................................         597,968
Accumulated net realized gain on investments and foreign currency
    related transactions ......................................................       7,685,236
Net unrealized depreciation in value of investments and on
    translation of other assets and liabilities denominated in foreign currency     (19,435,707)
                                                                                  -------------
                                                                                  $ 120,148,108
                                                                                  =============


See accompanying notes to financial statements.

Statement of Operations                  The Mexico Equity and Income Fund, Inc.
For the Year Ended July 31, 1998

Investment Income
Interest (Net of taxes withheld of $169,998) ......................................   $  3,787,612
Dividends .........................................................................      1,286,748
                                                                                      ------------
    Total investment income .......................................................      5,074,360
                                                                                      ------------

Expenses
Mexican Advisory fees .............................................   $    846,869
Co-Advisory fees ..................................................        651,437
Administration fees ...............................................        325,727
Custodian fees ....................................................        157,219
Legal fees ........................................................        144,984
Insurance .........................................................         71,996
Audit fees ........................................................         61,250
Transfer agent fees ...............................................         52,449
Printing ..........................................................         13,599
NYSE fees .........................................................         24,262
Directors' fees ...................................................         22,900
Miscellaneous .....................................................         12,902
                                                                      ------------
    Total expenses ................................................................      2,385,594
                                                                                      ------------
    Net investment income .........................................................      2,688,766
                                                                                      ------------
Net Realized and Unrealized Gain (Loss) on Investments,
    Foreign Currency Holdings and Translation of Other Assets
    and Liabilities Denominated in Foreign Currency:

Net realized gain (loss) from:
    Security transactions .........................................................     25,636,440
    Foreign currency related transactions .........................................       (896,629)
                                                                                      ------------
                                                                                        24,739,811

Net change in unrealized depreciation in value of investments and
    translation of other assets and liabilities denominated in foreign currency ...    (64,248,203)
                                                                                      ------------

Net realized and unrealized loss on investments, foreign currency holdings
    and translation of other assets and liabilities denominated in foreign currency    (39,508,392)
                                                                                      ------------

Net decrease in net assets resulting from operations ..............................   $(36,819,626)
                                                                                      ============


See accompanying notes to financial statements.

Statement of Changes in Net Assets                         The Mexico Equity and
                                                                Income Fund Inc.

                                                                             For the          For the
                                                                            Year Ended       Year Ended
                                                                          July 31,1998      July 31,1997
                                                                          -------------    -------------
Increase (Decrease) In Net Assets

Operations
Net investment income .................................................   $   2,688,766    $   5,109,358
Net realized gain on investments and foreign currency
        related transactions ..........................................      24,739,811       25,891,614
Net change in unrealized apprecation (depreciation) in value of investments, foreign currency holdings and translation of other
    assets and liabilities denominated in foreign currency ............     (64,248,203)      39,743,168
                                                                          -------------    -------------
        Net increase (decrease) in net assets resulting from operations     (36,819,626)      70,744,140
                                                                          -------------    -------------

Distributions to shareholders from
Net investment income ($0.19 and $0.44 per share, respectively) .......      (2,239,707)      (5,203,120)
Net realized gains ($3.37 and $0.67 per share, respectively) ..........     (39,858,265)      (7,922,933)
                                                                          -------------    -------------
        Decrease in net assets from distributions .....................     (42,097,972)     (13,126,053)
                                                                          -------------    -------------

Capital share transactions
Offering costs charged to paid-in capital .............................            --               (789)
                                                                          -------------    -------------

Total increase (decrease) in net assets ...............................     (78,917,598)      57,617,298
                                                                          -------------    -------------

Net Assets
Beginning of year .....................................................     199,065,706      141,448,408
                                                                          -------------    -------------

End of year  (including undistributed net investment
    income of $597,968  and $1,045,538, respectively) .................   $ 120,148,108    $ 199,065,706
                                                                          =============    =============


See accompanying notes to financial statements.

Financial Highlights                     The Mexico Equity and Income Fund, Inc.
For a Share Outstanding throughout Each Year

                                                      For the Year    For the Year    For the Year     For the Year    For the Year
                                                         Ended           Ended            Ended            Ended          Ended
                                                      July 31, 1998   July 31, 1997   July 31, 1996    July 31, 1995   July 31, 1994
                                                      -------------   -------------   -------------    -------------   -------------
Per Share Operating Performance
    Net asset value, beginning of year ............   $      16.83    $      11.96     $      11.31     $      20.33   $      18.51
                                                      ------------    ------------     ------------     ------------   ------------
    Net investment income .........................           0.23            0.43             0.81+            0.82           0.51
    Net realized and unrealized gains
        (losses) on investments, foreign
        currency holdings, and translation
        of other assets and liabilities
        denominated in foreign currency ...........          (3.34)           5.55             0.67+           (5.98)          5.47
                                                      ------------    ------------     ------------     ------------   ------------
    Net increase (decrease) from
        investment operations .....................          (3.11)           5.98             1.48            (5.16)          5.98
                                                      ------------    ------------     ------------     ------------   ------------
    Less Distributions
        Dividends from net investment income ......          (0.19)          (0.44)            --              (0.03)         (0.42)
        Distributions from net realized gains .....          (3.37)          (0.67)           (0.09)           (3.90)         (1.67)
                                                      ------------    ------------     ------------     ------------   ------------
        Total dividends and distributions .........          (3.56)          (1.11)           (0.09)           (3.93)         (2.09)
                                                      ------------    ------------     ------------     ------------   ------------
    Capital share transactions
        Anti-dilutive effect of
        dividend reinvestment .....................           --              --               --               0.07           --
        Dilutive effect of rights offering ........           --              --              (0.74)            --            (2.07)
                                                      ------------    ------------     ------------     ------------   ------------
        Total capital share transactions ..........           --              --              (0.74)            0.07          (2.07)
                                                      ------------    ------------     ------------     ------------   ------------
    Net asset value, end of year ..................   $      10.16    $      16.83     $      11.96     $      11.31   $      20.33
                                                      ============    ============     ============     ============   ============

    Per share market value, end of year ...........   $       7.75    $     14.125     $      9.625     $      11.25   $      21.25

    Total Investment Return Based
        on Market Value* ..........................         (26.23)%         62.52%           (8.26)%         (31.96)%        41.40%

Ratios/Supplemental Data
    Net assets, end of
        year (in 000s) ............................   $    120,148    $    199,066     $    141,448     $     99,779   $    175,380
    Ratios of expenses to
        average net assets ........................           1.46%           1.49%            1.56%            1.71%          1.64%
 Ratios of net investment income
        to average net assets .....................           1.65%           3.29%            7.32%            5.73%          2.75%
    Portfolio turnover ............................          88.85%         127.44%           42.59%           50.52%         43.57%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return does not reflect sales loads or brokerage commissions.

+    Based on average shares outstanding.





 See accompanying notes to financial statements.

Notes to Financial Statements                              The Mexico Equity and
July 31, 1998                                                  Income Fund, Inc.


NOTE A:  Summary of Significant Accounting Policies

The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $672,269 (0.56% of net assets) at July 31, 1998, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

In accordance with U.S. Treasury regulations, the Fund elected to defer $715,759 of net realized foreign currency losses arising after October 31, 1997. Such losses are treated for tax purposes as arising on August 1, 1998.

Notes to Financial Statements - (continued)                The Mexico Equity and
July 31, 1998                                                  Income Fund, Inc.


The Fund is subject to the following withholding taxes on income from Mexican sources:

      Dividends distributed by Mexican companies are not subject to Mexican withholding tax if such dividends are paid out of taxed profits. Mexican companies are subject to 34% income tax on dividends distributed from non-taxed profits.

      Interest income on debt issued by the Mexican federal government is not subject to withholding. Withholding tax on interest from other debt obligations is at a rate of 4.9%. Beginning January 1, 1999, the withholding tax on interest from other debt obligations will be at a rate of 15%.

      Gains realized from the sale or disposition of debt securities are not presently subject to taxation unless such securities are listed and traded on the Mexican Stock Exchange ("MSE") in which case a 4.9% withholding tax may apply. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the MSE are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 30% of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the peso rate of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes. The Fund reports foreign exchange realized gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Notes to Financial Statements - (continued)                The Mexico Equity and
July 31, 1998                                                  Income Fund, Inc.


Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains, and to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended July 31, 1998, the Fund reclassified a loss of $896,629 from accumulated net realized gain on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences relating primarily to foreign currency losses. Net investment income and net assets were not affected by the reclassification.

NOTE B:  Management, Investment Advisory and Administrative Services

Acci Worldwide, S.A. de C.V. serves as the Fund's Mexican Adviser (the"Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of 0.52% of the Fund's average monthly net assets. For the year ended July 31, 1998, these fees amounted to $846,869.

On November 3, 1997, CIBC Wood Gundy Securities Corp., the broker-dealer subsidiary of The Canadian Imperial Bank of Commerce, acquired all of the stock of Oppenheimer Holdings, the indirect parent of Advantage Advisers, Inc., the Fund's U.S. Co-Adviser (the "Co-Adviser"). In connection with the acquisition, CIBC Wood Gundy Securities Corp. merged into Oppenheimer & Co., Inc., a wholly owned subsidiary of Oppenheimer Holdings, whose name was changed to CIBC Oppenheimer Corp. ("CIBC Oppenheimer").

Advantage Advisers, Inc., serves as the Fund's U.S. Co-Adviser under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes

Notes to Financial Statements - (continued)                The Mexico Equity and
July 31, 1998                                                  Income Fund, Inc.


all investment decisions regarding the Fund's convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee of 0.40% of the Fund's average monthly net assets. For the year ended July 31, 1998, these fees amounted to $651,437.

CIBC Oppenheimer, serves as the Fund's administrator (the"Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the year ended July 31, 1998, these fees amounted to $325,727.

The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended by means of a telephone conference. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C:  Portfolio Activity

Purchases and sales of securities other than short-term obligations, aggregated $132,340,501 and $173,837,765, respectively, for the year ended July 31, 1998.

NOTE D:  Transactions with Affiliates

Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions of $119,672 during the year ended July 31, 1998.

NOTE E:  Other

At July 31, 1998, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be inhibited.

--------------------------------------------------------------------------------

Federal Taxation Notice (unaudited)

The Fund paid foreign taxes of $177,326 during the fiscal year ended July 31, 1998, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes. During the fiscal year ended July 31, 1998, the Fund made long-term capital gains distributions of $24,629,679. Of this distribution, $14,261,279 is taxable as 28% rate gain and $10,368,400 is taxable as 20% rate gain.

--------------------------------------------------------------------------------

Report of Independent Accountants        The Mexico Equity and Income Fund, Inc.


To the Board of Directors and Shareholders of The Mexico Equity and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. (the "Fund") at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 22, 1998

Dividends and Distributions;                               The Mexico Equity and
Dividend Reinvestment Plan                                     Income Fund, Inc.

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interests of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by PNC Bank, National Association, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Dividends and Distributions;                               The Mexico Equity and
Dividend Reinvestment Plan (continued)                         Income Fund, Inc.


The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

                         This page intentionally blank.

                       This page intentionally left blank.

                              THE MEXICO EQUITY AND
                                INCOME FUND, INC.



                           MEXICAN INVESTMENT ADVISER:
                          ACCI WORLDWIDE, S.A. DE C.V.

                            U.S. INVESTMENT ADVISER:
                            ADVANTAGE ADVISERS, INC.


                                 ADMINISTRATOR:
                             CIBC OPPENHEIMER CORP.


                               SUB-ADMINISTRATOR:
                                   PFPC, INC.


                          TRANSFER AGENT AND REGISTRAR:
                                 PNC BANK, N.A.


                                   CUSTODIANS:
                                 PNC BANK, N.A.
                                 CITIBANK, N.A.